Exhibit - NP10II.FIL





                                                                 August 10,2001




                           Reimbursement Agreements


At present The NorthQuest Capital Fund has no plans for compensating officers and directors of the corporation. As the Fund grows in total assets, the Board of Directors may pay directors' travel expenses and compensate officers and dir-ectors of the corporation commensurate with their duties.



































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